EXHIBIT 32

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Valley National Bancorp (the “Company”) for the period ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ira Robbins, as Chief Executive Officer of the Company, and Michael D. Hagedorn, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ira Robbins
Ira Robbins
Chairman of the Board, President and Chief Executive Officer
November 7, 2019

/s/ Michael D. Hagedorn
Michael D. Hagedorn
Senior Executive Vice President and Chief Financial Officer
November 7, 2019